UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22142

Oppenheimer Rochester Intermediate Term Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  September 30

Date of reporting period:  3/31/2016

Item 1.  Reports to Stockholders.

Semiannual Report 3/31/2016

OppenheimerFunds®

The Right Way to Invest

Oppenheimer Rochester® Intermediate Term Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond 5-Year (4-6) Index
6-Month	4.17%	1.83%	1.81%
1-Year	4.77	2.41	2.82
5-Year	4.87	4.39	3.36
Since Inception (12/6/10)	4.43	3.99	4.50

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a

2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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Fund Performance Discussion

The Class A shares of Oppenheimer Rochester Intermediate Term Municipal Fund produced a yield-driven, 6-month cumulative total return of 4.17% at net asset value (NAV) and provided a distribution yield of 2.19% at NAV as of March 31, 2016. The performance of the Class A shares exceeded the Barclays Municipal Bond 5-Year (4-6) Index, its benchmark, by 236 basis points, and the dividend rate for this share class remained steady throughout the reporting period.

MARKET OVERVIEW

After its March 2016 meeting, the Federal Reserve Open Market Committee (FOMC) announced that the Fed Funds target interest rate would remain between 0.25% and 0.50%. Citing “global economic and financial developments that continue to pose risks,” the Fed also indicated that its members foresee two increases in this short-term rate during 2016, not four, as was mentioned in December 2015, when the Fed Funds target rate was increased to the range of 0.25% to 0.50%.

In a statement following that increase, which occurred seven years to the day after it had been reduced to the range of zero to 0.25%, the Fed said steady job growth and a near-

normal unemployment rate of 5% were factors in its decision. The last increase – to 5.25% – was announced June 29, 2006. Fed officials also said they expected the economy to warrant only “gradual increases” over the next few years; in December 2015, FOMC members projected rate increases of one percentage point per year. At the time, the Fed suggested four rate hikes in 2016 but stressed that “rate increases could be faster or slower, based on economic data.”

The Fed also held pat at the January 2016 meeting, while noting that economic growth had slowed since late 2015 and that inflation was running below the FOMC’s target level.

While the 12-month core inflation rate

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	2.19%
Dividend Yield with sales charge	2.14
Standardized Yield	1.52
Taxable Equivalent Yield	2.69
Last distribution (3/22/16)	$0.008
Total distributions (10/1/15 to 3/31/16)	$0.048

Endnotes for this discussion begin on page 10 of this report.

3    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

(excluding food and energy prices) was 2.3% in January 2016, the Fed’s preferred inflation gauge for the same period was just 1.3%.

In a speech late in this reporting period, Fed chair Janet Yellen explained that “given the risks to the outlook, I consider it appropriate to proceed cautiously in adjusting policy.”

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. No matter what the Fed does, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

On March 31, 2016, yields on high-grade municipal bonds at the short end of the yield curve were higher than they had been six months earlier. However, prices of longer-term, high-grade munis rallied during the same period, and their yields declined.

As of March 31, 2016, the average yield on

30-year, AAA-rated muni bonds was 2.79%, down 35 basis points from September 30, 2015. The average yield on 10-year, AAA-rated muni bonds was 1.79% on March 31, 2016, down 33 basis points from the September 2015 date, and the average yield on 1-year, AAA-rated muni bonds was 0.44%, up 17 basis points from the September 2015 date.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Intermediate Term Municipal Fund held more than 290 securities as of March 31, 2016. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s dividend trend this reporting period demonstrates the power a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend remained steady at eight-tenths of 1 cent per share throughout this reporting period. In all, the Fund distributed 4.8 cents per Class A share this reporting period.

The tax-exempt status of the Fund’s distributions of net investment income was a boon to investors seeking competitive levels of tax-free income. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 2.69%, based on the Fund’s standardized yield as of March 31, 2016 and the top federal income tax rate. As long-time

4    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

General obligation (G.O.) securities comprised

20.7% of total assets (20.9% of net assets) as of March 31, 2016. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them. At the end of this reporting period, the Fund’s holdings in this sector included bonds issued in various municipalities in the United States.

As of March 31, 2016, the Fund was invested in the hospital/healthcare sector, which represented 12.0% of total assets (12.1% of net assets). Our holdings in this sector consist of securities across the credit spectrum, but most are investment grade.

5    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

The Rochester Credit Research Team

Rich Stein, CFA
Director of Credit Research

Chris Weller, CFA
Senior Credit Analyst

Bob Bertucci, CFA
Senior Credit Analyst

Angela Uttaro
Senior Credit Analyst

Matt Torpey, CFA
Senior Credit Analyst

René Vecka, CFA
Senior Credit Analyst

Jon Hagen, CFA
Senior Credit Analyst

Alen Kreso, CFA
Senior Credit Analyst

Chris Meteyer, CFA
Credit Analyst

Clara Sanguinetti
Credit Analyst

Chad Osterhout
Credit Analyst

6    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

The Fund’s holdings in municipal bonds issued by utilities represented 8.4% of total assets (8.5% of net assets) at the end of this reporting period. This set of holdings included electric utilities with 4.0% of total assets (4.1% of net assets), water utilities with 2.9% of total assets (2.9% of net assets), and sewer utilities with 1.5% of total assets (1.6% of net assets) as of March 31, 2016. Our holdings in these sectors consist of securities in the mid-range of the credit spectrum.

As of March 31, 2016, 7.9% of the Fund’s total assets (8.0% of net assets) continued to be invested in the higher education sector. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest.

The Fund continued to be invested in the highways and commuter facilities sector this reporting period, which represented 7.1% of total assets (7.2% of net assets) as of March 31, 2016. The bonds in this sector are used to build and maintain roadways and highway amenities across the nation.

As of March 31, 2016, the Fund remained invested in land-development bonds, which are Special Assessment and, in some cases, Special Tax bonds, that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Tax and Special Assessment sectors represented 5.5% and

0.7% of the Fund’s total assets (5.6% and 0.7% of net assets), respectively.

Overall, we believe that land-development bonds have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. Additionally, we continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of the Fund’s land-development securities.

The sales tax sector represented 4.9% of total assets (4.9% of net assets) as of March 31, 2016. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has

7    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This “maturity managed” Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 3 to 7 years for its portfolio. While the Fund invests primarily in investment-grade municipal securities, it may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

8    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

General Obligation	20.7%
Hospital/Healthcare	12.0
Higher Education	7.9
Highway/Commuter Facilities	7.1
Special Tax	5.5
Sales Tax Revenue	4.9
Municipal Leases	4.5
Tax Increment Financing (TIF)	4.2
Electric Utilities	4.0
Education	3.4

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2016 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	7.7%	0.7%	8.4%
AA	39.8	0.0	39.8
A	35.9	2.0	37.9
BBB	7.7	2.3	10.0
BB or lower	2.3	1.6	3.9
Total	93.4%	6.6%	100.0%

The percentages above are based on the market value of the securities as of March 31, 2016 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

9    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 3/31/16

	Without Sales Charge	With Sales Charge
Class A	2.19%	2.14%
Class C	1.47	N/A
Class Y	2.39	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 3/31/16

Class A	1.52%
Class C	0.79
Class Y	1.78

TAXABLE EQUIVALENT YIELDS

As of 3/31/16

Class A	2.69%
Class C	1.40
Class Y	3.14

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/16

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (ORRWX)	12/6/10	4.17%	4.77%	4.87%	4.43%
Class C (ORRCX)	12/6/10	3.54	3.89	4.04	3.58
Class Y (ORRYX)	12/6/10	4.04	4.99	5.09	4.65

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/16

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (ORRWX)	12/6/10	1.83%	2.41%	4.39%	3.99%
Class C (ORRCX)	12/6/10	2.54	2.89	4.04	3.58
Class Y (ORRYX)	12/6/10	4.04	4.99	5.09	4.65

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class C, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond 5-Year (4-6) Index, which consists of investment-grade municipal bonds having remaining maturities of 4 to 6 years. The index is unmanaged and cannot be purchased by investors.

10    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.008 for the 28-day accrual period ended March 22, 2016. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on March 22, 2016; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0054 and $0.0087, respectively, for the 28-day accrual period ended March 22, 2016, and on the corresponding net asset values on that date.

Taxable equivalent yield is based on the standardized yield and the 2016 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

11    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Actual	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During 6 Months Ended March 31, 2016
Class A	$ 1,000.00	$ 1,041.70	$ 5.17
Class C	1,000.00	1,035.40	9.20
Class Y	1,000.00	1,040.40	4.09

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.95	5.11
Class C	1,000.00	1,016.00	9.11
Class Y	1,000.00	1,021.00	4.05

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2016 are as follows:

Class	Expense Ratios
Class A	1.01%
Class C	1.80
Class Y	0.80

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

13    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Municipal Bonds and Notes—99.0%
Alabama— 0.3%
$50,000	AL Agriculture & Mechanical University	5.000%	11/01/2024	05/01/2017	A	$52,358
15,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.250	01/01/2023	04/30/2016	A	15,119
100,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.250	01/01/2019	04/30/2016	A	100,795
290,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.500	01/01/2021	04/30/2016	A	292,306
235,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.500	01/01/2022	04/30/2016A		236,868
						697,446
Alaska— 0.2%
335,000	AK International Airports[1]	5.000	10/01/2022	10/01/2016	A	342,745
Arizona— 2.1%
50,000	AZ Health Facilities Authority (Banner Health System)[1]	5.000	01/01/2022	01/01/2017	A	51,664
1,000,000	Glendale, AZ Transportation Excise Tax[1]	5.000	07/01/2029	07/01/2025	A	1,203,460
250,000	Greater AZ Devel. Authority (Santa Cruz County Jail)[1]	5.250	08/01/2031	08/01/2018	A	270,832
365,000	Maricopa County, AZ Elementary School District No. 8 (Osborn)[1]	6.000	07/01/2024	07/01/2016	A	377,191
735,000	Mohave County, AZ IDA (Mohave Prison)[1,2]	7.500	05/01/2019	12/02/2017	B	798,666
725,000	Navajo Nation, AZ1	5.500	12/01/2030	12/01/2025	A	813,349
250,000	Northern Arizona University[1]	5.000	06/01/2032	06/01/2025	A	297,078
420,000	Queen Creek, AZ Improvement District No. 1[1]	5.000	01/01/2018	07/01/2016A		424,477
						4,236,717
California— 17.8%
10,000	Adelanto, CA Public Utility Authority	6.000	07/01/2023	07/01/2019	A	11,159
1,000,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2028	09/01/2023	A	1,109,610
420,000	CA Educational Facilities Authority (Chapman University)[1]	5.000	04/01/2025	04/01/2021	A	489,733
100,000	CA GO1	5.000	09/01/2024	09/01/2016	A	101,920
130,000	CA GO1	5.000	09/01/2019	09/01/2016	A	132,575
2,000,000	CA GO1	5.000	08/01/2031	02/01/2025	A	2,424,040
410,000	CA GO1	6.500	04/01/2033	04/01/2019	A	478,339
5,000	CA GO1	6.000	08/01/2020	08/01/2016	A	5,096
1,000,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	4.500	06/01/2027	06/01/2017	A	1,012,320
500,000	CA Health Facilities Financing Authority (CHCW)[1]	5.250	03/01/2024	04/30/2016	A	502,005
500,000	CA Health Facilities Financing Authority (Children’s Hospital)[1]	5.000	11/01/2024	11/01/2021	A	576,525

14    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$1,000,000	CA Municipal Finance Authority (Harbor Regional Center)[1]	5.000%	11/01/2032	11/01/2025	A	$1,168,660
125,000	CA Public Works (California Community Colleges)[1]	5.500	06/01/2022	04/30/2016	A	125,545
50,000	CA Public Works (Various Community Colleges)[1]	5.625	03/01/2019	04/30/2016	A	50,741
340,000	CA Statewide CDA (Bakersfield Reassessment District)[1]	5.000	09/02/2022	07/03/2020	B	373,636
25,000	Central CA Unified School District COP[1]	5.000	08/01/2022	08/01/2017	A	26,396
100,000	Cerritos, CA Public Financing Authority[1]	5.000	11/01/2018	11/01/2017	A	108,252
1,500,000	Chula Vista, CA Municipal Financing Authority[1]	5.000	09/01/2026	09/01/2025	A	1,823,160
100,000	Compton, CA Community College District[1]	5.000	07/01/2018	07/01/2018		108,176
100,000	Compton, CA Community College District[1]	5.000	07/01/2019	07/01/2019		111,194
100,000	El Centro, CA Financing Authority (El Centro Redevel.)[1]	6.625	11/01/2025	05/01/2021	A	123,886
500,000	El Dorado County, CA Special Tax Community Facilities District No. 9288[1]	5.000	09/01/2024	09/01/2022	A	590,335
1,000,000	Indio, CA Community Facilities District Special Tax	5.000	09/01/2035	09/01/2025	A	1,113,190
50,000	La Mesa, CA Fire, Police & Emergency Services	5.000	08/01/2025	04/30/2016	A	50,196
500,000	Lancaster, CA Redevel. Agency[1]	5.500	12/01/2028	12/01/2020	A	580,690
50,000	Lancaster, CA Redevel. Agency Tax Allocation (Sheriffs Facility)	5.250	12/01/2016	04/30/2016	A	50,187
500,000	Lodi, CA Public Financing Authority[1]	5.250	10/01/2026	04/01/2022	A	574,445
25,000	Los Angeles, CA State Building Authority	5.500	10/01/2016	04/30/2016	A	25,103
250,000	Madera, CA Irrigation Financing Authority[1]	5.750	01/01/2026	01/01/2020	A	294,657
1,595,000	Modesto, CA Irrigation District Financing Authority (Electric System)[1]	5.000	10/01/2028	10/01/2025	A	1,960,239
100,000	Monrovia, CA Redevel. Agency Tax Allocation (Central Redevel. Project Area No. 1)[1]	6.500	05/01/2026	05/01/2021	A	122,951
190,000	Palm Desert, CA Financing Authority	5.000	04/01/2019	10/01/2016	A	192,616
495,000	Redwood City, CA Special Tax	5.000	09/01/2026	09/01/2022	A	572,695
500,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2028	09/01/2022	A	564,180
250,000	Riverside County, CA Public Financing Authority[1]	5.000	05/01/2025	05/01/2022	A	290,735

15    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$1,375,000	Riverside County, CA Public Financing Authority[1]	5.000%	10/01/2029	10/01/2025	A	$1,644,803
250,000	Riverside County, CA Public Financing Authority[1]	5.000	05/01/2026	05/01/2022	A	289,088
70,000	Riverside County, CA Public Financing Authority (Jurupa Valley Desert & Interstate 215 Corridor Redevel.)[1]	5.000	10/01/2021	10/01/2016	A	71,548
100,000	Riverside County, CA Public Financing Authority (Jurupa Valley Desert & Interstate 215 Corridor Redevel.)[1]	5.000	10/01/2022	10/01/2016	A	102,212
100,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	5.750	10/01/2020	10/01/2020		115,361
400,000	Riverside, CA Improvement Bond Act 1915 (Riverwalk Assessment District)	5.250	09/02/2026	09/02/2016	A	416,324
105,000	Riverside, CA Unified School District[1]	5.000	09/01/2024	09/01/2016	A	106,732
1,000,000	Sacramento, CA City Unified School District[1]	5.000	07/01/2030	07/01/2024	A	1,195,580
150,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2017	10/01/2017		159,894
45,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2018	10/01/2018		49,640
350,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2020	10/01/2020		407,768
200,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2018	10/01/2018		220,624
245,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2019	10/01/2019		278,531
520,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2024	09/01/2023	A	607,994
250,000	San Diego, CA Public Facilities Financing Authority[1]	5.000	08/01/2028	08/01/2022	A	302,633
200,000	San Diego, CA Public Facilities Financing Authority (Ballpark)[1]	5.250	02/15/2021	02/15/2017	A	207,628
1,010,000	San Gorgonio, CA Memorial Health Care District[1]	5.000	08/01/2025	08/01/2020	A	1,153,077
520,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2022	11/15/2022		608,473
500,000	South Gate, CA Utility Authority[1]	5.250	10/01/2026	10/01/2022	A	591,560
2,080,000	South Tahoe, CA Joint Powers Financing Authority[1]	5.000	10/01/2028	10/01/2025	A	2,413,258
2,500,000	University of California[1]	5.000	05/15/2031	05/15/2025	A	3,054,825
100,000	Vallejo City, CA Unified School District	5.000	08/01/2027	04/30/2016	A	100,392
175,000	Vernon, CA Electric System[1]	5.125	08/01/2021	09/06/2018	A	195,062

16    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$75,000	Vernon, CA Electric System	5.125%	08/01/2021	08/30/2018	C	$81,970
1,470,000	West Kern, CA Community College District[1]	5.000	11/01/2026	11/01/2025	A	1,809,805
100,000	Westlands, CA Water District[1]	5.000	09/01/2027	09/01/2022	A	119,576
100,000	Westlands, CA Water District[1]	5.000	09/01/2026	09/01/2022	A	120,113
1,045,000	William S. Hart CA Union High School District	5.000	09/01/2032	03/01/2025	A	1,199,785
						35,469,443
Colorado—0.3%
500,000	Plaza, CO Metropolitan District No. 1	5.000	12/01/2022	12/01/2022		546,405
Connecticut—1.7%
2,000,000	CT GO1	5.000	12/15/2020	12/15/2016	A	2,066,680
1,275,000	CT H&EFA (Stamford Hospital)[1]	5.000	07/01/2030	07/01/2020	A	1,428,128
						3,494,808
District of Columbia—0.2%
100,000	District of Columbia Ballpark[1]	5.000	02/01/2022	04/30/2016	A	100,960
300,000	District of Columbia Student Dorm (Provident Group-Howard Properties)[1]	5.000	10/01/2030	10/01/2022	A	306,177
						407,137
Florida—5.8%
2,000,000	FL COP (USF Financing Corp.)[1]	5.000	07/01/2026	07/01/2025	A	2,425,320
10,000	FL Dept. of General Services (Florida Dept. of Management Services)	5.000	09/01/2028	04/30/2016	A	10,037
865,000	FL HEFFA (Bethune-Cookman University)[1]	5.375	07/01/2032	07/01/2020	A	967,606
10,000	FL Municipal Loan Council	5.250	05/01/2019	04/30/2016	A	10,036
65,000	FL Municipal Loan Council[1]	5.250	11/01/2018	04/30/2016	A	65,264
500,000	Fort Pierce, FL Redevel. Agency[1]	5.000	05/01/2031	05/01/2016	A	501,575
250,000	Halifax, FL Hospital Medical Center[1]	5.000	06/01/2035	06/01/2025	A	283,478
15,000	Halifax, FL Hospital Medical Center[1]	5.250	06/01/2026	06/01/2016	A	15,121
5,000	Jea, FL St. John’s River Power Park System	5.000	10/01/2021	04/30/2016	A	5,020
40,000	Miami Beach, FL Water & Sewer[1]	5.000	09/01/2030	04/30/2016	A	41,128
75,000	Miami Beach, FL Water & Sewer[1]	5.500	09/01/2027	04/30/2016	A	77,385
1,000,000	Miami, FL Special Obligation[1]	5.000	03/01/2030	03/01/2023	A	1,143,310
1,000,000	Miami-Dade County, FL Public Facilities (Jackson Health System)[1]	5.000	06/01/2033	06/01/2025	A	1,175,860
1,900,000	Miami-Dade County, FL School Board[1]	5.000	05/01/2032	05/01/2025	A	2,208,332
350,000	Mirabella, FL Community Devel. District	6.000	11/01/2026	01/03/2022	A	394,436
500,000	Orlando, FL Community Redevel. Agency (Conroy Road District)[1]	5.000	04/01/2023	04/01/2022	A	568,730
175,000	Pinellas County, FL Sewer[1]	5.000	10/01/2032	04/30/2016	A	175,630

17    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Florida (Continued)
$500,000	Tampa, FL Health System (Baycare Health System)[1]	5.000%	11/15/2026	05/15/2022	A	$591,120
900,000	West Palm Beach, FL City Hall[1]	5.000	10/01/2026	10/01/2016	A	919,683
						11,579,071
Georgia—1.7%
50,000	Atlanta, GA HDC (Bedford Tower)[1]	6.350	01/01/2023	04/30/2016	A	50,500
25,000	Floyd County, GA Hospital (Floyd Health Care Management)[1]	5.000	07/01/2033	04/30/2016	A	25,064
500,000	GA Environmental Loan Acquisition Corp. (Local Water Authority)[1]	5.125	03/15/2031	03/15/2021	A	528,035
885,000	GA HEFA (USG Real Estate Foundation)	6.000	06/15/2034	06/15/2018	A	985,607
180,000	GA HEFA (USG Real Estate Foundation)	6.000	06/15/2034	06/15/2018	A	200,462
35,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000	12/01/2023	04/30/2016	A	35,132
15,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000	12/01/2018	04/30/2016	A	15,058
875,000	GA Municipal Electric Authority[1]	5.000	01/01/2032	01/01/2025	A	1,038,371
500,000	Randolph County, GA GO1	5.000	04/01/2030	04/01/2022	A	545,925
						3,424,154
Illinois—6.7%
720,000	Berwyn, IL GO1	5.000	12/01/2028	12/01/2018	A	784,498
100,000	Chicago, IL Board of Education[1]	5.000	12/01/2021	04/30/2016	A	100,313
1,000,000	Chicago, IL Board of Education[1]	6.000	01/01/2020	07/28/2018	B	1,073,240
715,000	Chicago, IL Board of Education[1]	5.000	12/01/2022	12/01/2017	A	742,427
500,000	Chicago, IL GO1	5.000	01/01/2019	04/30/2016	A	501,285
100,000	Chicago, IL GO1	5.000	01/01/2035	04/30/2016	A	100,102
35,000	Chicago, IL GO1	5.000	01/01/2023	04/30/2016	A	35,315
20,000	Chicago, IL GO1	5.000	01/01/2034	04/30/2016	A	20,022
3,000,000	Chicago, IL O’Hare International Airport[1]	5.000	01/01/2031	01/01/2025	A	3,554,970
2,000,000	Chicago, IL Sales Tax[1]	5.000	01/01/2026	04/30/2016	A	2,014,240
65,000	Chicago, IL State University (Auxiliary Facilities System)[1]	5.000	12/01/2018	04/30/2016	A	65,240
500,000	Cook County, IL Community College District No. 508 (City Colleges Chicago)[1]	5.250	12/01/2026	12/01/2023	A	577,785
350,000	Cook County, IL GO1	5.250	11/15/2033	11/15/2020	A	376,226
175,000	Franklin Park, IL GO1	6.250	07/01/2030	07/01/2021	A	212,128
135,000	IL COP	5.800	07/01/2017	04/30/2016	A	135,352
1,000,000	IL Educational Facilities Authority (Robert Morris College)[1]	5.800	06/01/2030	04/30/2016	A	1,013,390
150,000	IL Finance Authority (ABHS/ABMC/ AVM/AVT/ABSJ Obligated Group)[1]	5.250	01/01/2022	04/14/2018	A	162,531
150,000	IL Finance Authority (OSF Healthcare System)[1]	7.000	11/15/2029	05/15/2019	A	178,056

18    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
Illinois (Continued)
$50,000	IL Finance Authority (RUMC/ RNSMC/RCMC Obligated Group)[1]	5.250%		11/01/2035	11/01/2018	A	$55,593
225,000	IL GO	5.000		06/01/2020	04/30/2016	A	225,792
25,000	IL GO	5.000		06/01/2027	04/30/2016	A	25,088
300,000	IL GO	5.000		11/01/2023	04/30/2016	A	300,951
35,000	Northern IL Municipal Power Agency (Prarie Street)[1]	5.000		01/01/2019	01/01/2018	A	37,416
1,000,000	Will County, IL Community High School District No. 210 (Lincoln-Way)[1]	5.000		01/01/2027	01/01/2023	A	1,148,330
							13,440,290
Indiana—1.4%
500,000	Hammond, IN Local Public Improvement District	3.250		05/01/2016	04/30/2016	A	500,170
2,300,000	Indiana, IN Bond Bank Special Program Floaters[1]	0.740	[3]	04/15/2018	04/07/2016	A	2,300,000
							2,800,170
Iowa—0.6%
895,000	IA Higher Education Loan Authority (Buena Vista University)[1]	5.000		04/01/2031	04/01/2021	A	1,010,562
250,000	IA Tobacco Settlement Authority (TASC)[1]	5.600		06/01/2034	06/01/2017	A	250,510
							1,261,072
Kansas—0.6%
1,000,000	KS Devel. Finance Authority[1]	5.000		05/01/2028	05/01/2023	A	1,186,550
Kentucky—1.8%
1,000,000	Fayette County, KY School District[1]	5.000		08/01/2031	08/01/2025	A	1,189,510
100,000	KY EDFA (Ashland Hospital)[1]	6.000		02/01/2033	02/01/2018	A	104,751
2,000,000	Louisville & Jefferson County, KY (Catholic Health Initiatives)[1]	5.000		12/01/2028	06/01/2022	A	2,278,620
							3,572,881
Louisiana—1.1%
1,405,000	LA Public Facilities Authority (Nineteenth Judicial District Court Building)[1]	5.000		06/01/2036	06/01/2025	A	1,566,645
500,000	New Orleans, LA Sewage Service[1]	5.000		06/01/2026	06/01/2024	A	596,970
							2,163,615
Maine—0.0%
5,000	ME H&HEFA (BH / FMemH / GINNE / MHosp / MDIH / RCHC / SJH / SMRMC / UNE / AMCtr Obligated Group)	5.250		07/01/2021	04/30/2016	A	5,021
5,000	ME H&HEFA, Series A	5.000		07/01/2019	04/30/2016	A	5,019
							10,040
Maryland—0.4%
610,000	Baltimore, MD Convention Center	5.000		09/01/2019	04/30/2016	A	612,306

19    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
Maryland (Continued)
$250,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.125%		09/01/2030	03/01/2021	A	$273,612
							885,918
Massachusetts—0.3%
250,000	MA Devel. Finance Agency (Avon Association)[1]	5.000		04/01/2018	04/01/2018		265,038
250,000	MA Devel. Finance Agency (Partners Healthcare System)[1]	5.000		07/01/2031	07/01/2021	A	291,947
							556,985
Michigan—3.9%
100,000	Charyl Stockwell Academy, MI Public School Academy	4.875		10/01/2023	06/29/2020	B	101,759
500,000	Detroit, MI Sewer Disposal System[1]	5.250		07/01/2023	07/01/2017	A	517,615
550,000	Detroit, MI Sewer Disposal System[1]	7.500		07/01/2033	07/01/2019	A	642,240
15,000	Ecorse Creek, MI Public School District	5.000		05/01/2027	04/30/2016	A	15,058
100,000	Grand Rapids, MI Building Authority	5.000		10/01/2028	04/30/2016	A	100,366
500,000	MI Finance Authority (Detroit School District)	4.750		06/01/2016	06/01/2016		501,640
1,850,000	MI Finance Authority (Detroit School District)[1]	5.500		06/01/2021	12/25/2019	B	1,994,392
1,000,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000		07/01/2026	07/01/2024	A	1,185,720
1,000,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000		07/01/2027	07/01/2024	A	1,177,150
750,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000		07/01/2029	07/01/2025	A	887,648
250,000	MI Finance Authority (School District)[1]	5.000		06/01/2020	06/01/2020		276,228
245,000	MI Finance Authority (Sparrow Health)[1]	5.000		11/15/2032	05/15/2025	A	288,659
15,000	MI Municipal Bond Authority[1]	6.000		11/01/2020	04/30/2016	A	15,069
							7,703,544
Minnesota—0.3%
500,000	Dakota County, MN Community Devel. Agency (Sanctuary at West St. Paul)	5.750		08/01/2030	08/11/2023	A	517,000
Mississippi—0.8%
245,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)[1]	5.750		07/01/2031	04/30/2016	A	245,862
505,000	MS Business Finance Corp. (Mississippi Power Company)[1]	5.150	[3]	09/01/2028	04/30/2016	A	506,035
290,000	MS Business Finance Corp. (System Energy Resources)[1]	5.875		04/01/2022	04/30/2016	A	299,324

20    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Mississippi (Continued)
$545,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.875%	04/01/2026	04/01/2021	A	$622,619
						1,673,840
Missouri—1.6%
1,540,000	Jackson County, MO Special Obligation (Truman Sports Complex)[1]	5.000	12/01/2031	12/01/2024	A	1,836,958
5,000	MO Environmental Improvement & Energy Resources Authority[1]	7.200	07/01/2016	04/30/2016	A	5,032
5,000	MO Environmental Improvement & Energy Resources Authority	5.900	01/01/2019	04/30/2016	A	5,024
40,000	MO Environmental Improvement & Energy Resources Authority	5.500	07/01/2019	04/30/2016	A	40,176
20,000	MO Environmental Improvement & Energy Resources Authority	5.000	01/01/2020	04/30/2016	A	20,080
65,000	MO Environmental Improvement & Energy Resources Authority	5.125	01/01/2020	04/30/2016	A	65,266
10,000	MO Monarch-Chesterfield Levee District	5.750	03/01/2019	04/30/2016	A	10,043
105,000	Springfield, MO Center City Devel. Corp. (Jordan Valley Park Exposition Center)	5.000	06/01/2027	04/30/2016	A	105,407
1,000,000	St. Louis, MO Municipal Finance Corp.[1]	5.000	07/15/2030	07/15/2024	A	1,179,900
						3,267,886
Nebraska—0.1%
100,000	University of Nebraska Facilities Corp.[1]	5.000	07/15/2020	07/15/2016	A	101,371
Nevada—0.4%
85,000	Las Vegas, NV Special Improvement District No. 607	5.000	06/01/2024	06/01/2024		93,405
200,000	North Las Vegas, NV GO1	5.000	05/01/2024	05/01/2016	A	200,218
500,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000	10/01/2023	10/01/2016	A	503,415
						797,038
New Jersey—8.1%
15,000	Burlington County, NJ Bridge Commission[1]	4.500	10/15/2022	04/30/2016	A	15,052
1,000,000	Casino Reinvestment Devel. Authority of NJ (Luxury Tax)[1]	5.000	11/01/2027	11/01/2024	A	1,131,060
1,000,000	NJ EDA[1]	5.000	06/15/2022	06/15/2022		1,111,730
250,000	NJ EDA (Provident Group-Rowan Properties)[1]	5.000	01/01/2030	01/01/2025	A	280,317
2,000,000	NJ EDA (School Facilities Construction)[1]	5.000	03/01/2022	03/01/2022		2,199,460
305,000	NJ EDA (School Facilities Construction)[1]	5.000	03/01/2026	03/01/2023	A	331,810

21    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
New Jersey (Continued)
$1,000,000	NJ Educational Facilities Authority (Higher Education)[1]	5.000%		06/15/2026	06/15/2024	A	$1,099,130
50,000	NJ Educational Facilities Authority (Richard Stockton College)[1]	5.125		07/01/2028	07/01/2018	A	54,244
2,000,000	NJ Health Care Facilities Financing Authority (Barnabas Health)[1]	5.625		07/01/2032	07/01/2021	A	2,350,280
1,000,000	NJ Health Care Facilities Financing Authority (South Jersey Hospital)[1]	5.000		07/01/2020	07/01/2016	A	1,010,430
250,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp./St. Barnabas Medical Center Obligated Group)[1]	5.250		07/01/2026	07/01/2021	A	288,477
80,000	NJ Higher Education Assistance Authority[1]	5.000		12/01/2025	12/01/2019	A	84,154
7,750,000	NJ Tobacco Settlement Financing Corp.	5.301	[4]	06/01/2041	06/01/2017	A	2,066,615
2,000,000	NJ Transportation Trust Fund Authority[1]	5.000		06/15/2023	06/15/2023		2,228,720
250,000	NJ Transportation Trust Fund Authority[1]	5.000		06/15/2027	06/15/2021	A	268,465
710,000	NJ Transportation Trust Fund Authority[1]	5.250		06/15/2030	06/15/2023	A	779,481
250,000	NJ Transportation Trust Fund Authority[1]	5.250		06/15/2032	12/15/2024	A	275,083
500,000	South Jersey, NJ Transportation Authority[1]	5.000		11/01/2028	11/01/2024	A	575,295
							16,149,803
New Mexico—0.3%
625,000	Farmington, NM Hospital (San Juan Regional Medical Center)[1]	5.000		06/01/2023	04/30/2016	A	627,138
New York—6.2%
100,000	L.I., NY Power Authority[1]	5.000		04/01/2023	04/01/2019	A	109,145
225,000	L.I., NY Power Authority, Series A1	5.000		12/01/2026	06/01/2016	A	226,573
250,000	L.I., NY Power Authority, Series A1	5.000		12/01/2025	06/01/2016	A	251,880
500,000	Nassau County, NY Tobacco Settlement Corp. (TASC) [1]	5.250	[5]	06/01/2026	06/01/2016	A	500,735
350,000	New Rochelle, NY Corp. Devel. (Iona College)[1]	5.000		07/01/2035	07/01/2025	A	402,195
1,500,000	NY MTA, Series C-1[1]	5.000		11/15/2031	11/15/2025	A	1,817,475
2,500,000	NY MTA, Series C-1[1]	5.250		11/15/2031	11/15/2025	A	3,116,175
1,000,000	NYC GO1	5.000		08/01/2029	02/01/2025	A	1,216,180
150,000	NYC GO1	5.250		09/01/2022	09/01/2018	A	166,083
300,000	NYS DA (Orange Regional Medical Center)[1]	5.000		12/01/2024	12/01/2024		341,307
35,000	NYS DA (Ozanam Hall of Queens Nursing Home)[1]	5.000		11/01/2026	11/01/2016	A	35,399
2,055,000	NYS DA (State Personal Income Tax Authority)[1]	5.000		02/15/2032	02/15/2025	A	2,470,542

22    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$500,000	Otsego County, NY Capital Resource Corp. (Hartwick College)[1]	5.000%	10/01/2030	10/01/2025	A	$568,030
1,230,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	04/30/2016	A	1,242,226
						12,463,945
North Carolina—0.7%
250,000	NC Medical Care Commission (Novant Health/Forsyth Memorial Hospital/The Presbyterian Hospital Obligated Group)[1]	5.000	11/01/2034	11/01/2016	A	255,932
1,085,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	5.500	10/01/2021	04/01/2018	A	1,159,529
						1,415,461
Ohio—1.9%
250,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.125	06/01/2024	06/01/2024		236,480
500,000	Hamilton County, OH Sales Tax[1]	5.000	12/01/2020	12/01/2016	A	514,755
500,000	OH Higher Educational Facility Commission (Hiram College)[1]	6.000	10/01/2021	08/21/2018	A	514,450
250,000	Ross County, OH Hospital (Adena Health System)[1]	5.750	12/01/2028	12/01/2018	A	278,675
350,000	Southeastern OH Port Authority Hospital Facility (Memorial Health System)[1]	5.500	12/01/2029	12/01/2024	A	386,225
1,500,000	Toledo, OH Waterworks[1]	5.000	11/15/2031	05/15/2023	A	1,774,350
						3,704,935
Oklahoma—1.0%
2,000,000	Tulsa County, OK Industrial Authority (St. Francis Health System)[1]	5.000	12/15/2029	12/15/2016	A	2,063,880
Oregon—0.2%
250,000	Forest Grove, OR Revenue (Pacific University)[1]	5.000	05/01/2036	05/01/2025	A	286,707
50,000	OR GO (Elderly & Disabled Hsg.)	5.150	08/01/2030	04/30/2016	A	50,169
						336,876
Pennsylvania—7.4%
50,000	Allegheny County, PA HEBA (Carlow University)[1]	4.500	11/01/2016	11/01/2016		50,444
150,000	Burrell, PA School District	5.000	07/15/2019	04/30/2016	A	150,591
1,000,000	Chester County, PA H&EFA (SSS / SRC / SMSvcs / TCS / JP / SM / SHouse Obligated Group)	5.000	12/01/2030	12/01/2025	A	1,049,990
500,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000	07/01/2025	09/25/2022	B	567,780
845,000	Erie County, PA Hospital Authority (St. Vincent’s Health)[1]	7.000	07/01/2027	07/01/2020	A	900,914

23    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Pennsylvania (Continued)
$1,500,000	Lancaster County, PA Hospital Authority (Masonic Villages of Grand Lodge of Pennyslvania)[1]	5.000%	11/01/2029	05/01/2025	A	$1,774,245
500,000	Luzerne County, PA GO1	5.000	11/15/2029	11/15/2025	A	576,925
200,000	Luzerne County, PA GO1	6.750	11/01/2023	11/01/2019	A	232,180
1,195,000	Luzerne County, PA GO1	7.000	11/01/2026	11/01/2019	A	1,385,411
1,500,000	PA GO1	5.000	03/15/2031	03/15/2025	A	1,774,110
20,000	PA HEFA (Temple University)[1]	5.000	04/01/2024	04/01/2016	A	20,000
285,000	PA HEFA (University of the Arts)[1]	5.000	09/15/2033	09/15/2016	A	290,147
2,000,000	PA Public School Building Authority (Philadelphia Community College)[1]	5.000	06/15/2026	06/15/2025	A	2,403,200
690,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000	06/01/2024	12/01/2016	A	709,934
1,055,000	PA Turnpike Commission[1]	5.000	12/01/2028	06/01/2025	A	1,276,001
250,000	PA Turnpike Commission[1]	5.250	12/01/2034	12/01/2025	A	293,903
700,000	Philadelphia, PA Authority for Industrial Devel. (Russell Byers Charter School)[1]	5.150	05/01/2027	05/01/2017	A	705,733
40,000	Philadelphia, PA Hsg. Authority[1]	5.500	12/01/2019	04/30/2016	A	40,186
500,000	West Shore, PA Area Authority (ML / MFS / MLCSS / Mhome / CAHA Obligated Group)[1]	5.000	07/01/2030	07/01/2025	A	561,535
						14,763,229
Rhode Island—1.9%
500,000	Providence, RI Public Building Authority, Series A1	5.875	06/15/2026	06/15/2021	A	582,365
35,000	RI Clean Water Protection Finance Agency	5.125	10/01/2019	04/30/2016	A	35,143
3,175,000	RI Economic Devel. Corp. (Rhode Island Dept. of Transportation)[1]	5.000	06/15/2025	06/15/2016	A	3,204,306
15,000	RI Health & Educational Building Corp. (RIH/TMH Obligated Group)	5.500	05/15/2016	04/30/2016	A	15,066
						3,836,880
South Carolina—2.1%
500,000	Greenville, SC Hospital System[1]	5.000	05/01/2024	05/01/2022	A	595,080
1,000,000	Greenville, SC Hospital System (GHospS/GPH/TEFOTG/GHlthS Obligated Group)[1]	5.000	05/01/2027	05/01/2022	A	1,168,530
2,000,000	Piedmont, SC Municipal Power Agency[1]	5.000	01/01/2030	01/01/2025	A	2,357,980
						4,121,590
South Dakota—0.3%
550,000	SD Educational Enhancement Funding Corp. Tobacco Settlement[1]	5.000	06/01/2026	06/01/2023	A	635,206
Tennessee—0.5%
500,000	Knox County, TN HE&HFB (Covenant Health)[1]	5.000	01/01/2025	01/01/2023	A	590,280

24    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Tennessee (Continued)
$300,000	TN Energy Acquisition Gas Corp.[1]	5.250%	09/01/2020	09/01/2020		$346,371
						936,651
Texas—13.4%
1,500,000	Arlington, TX Higher Education Finance Corp. (Harmony Public Schools)[1]	5.000	02/15/2032	02/15/2025	A	1,774,425
70,000	Board of Managers Joint Guadalupe County-City of Seguin, TX Hospital (GRMC)[1]	5.500	08/15/2036	08/15/2018	A	77,318
1,000,000	Dallas County, TX Flood Control District	5.000	04/01/2028	04/01/2023	A	1,055,470
125,000	Dallas-Fort Worth, TX International Airport[1]	5.000	11/01/2026	11/01/2020	A	144,266
125,000	Dallas-Fort Worth, TX International Airport[1]	5.000	11/01/2025	11/01/2020	A	144,636
1,000,000	El Paso, TX Downtown Devel. Corp. (Downtown Ballpark Venue)[1]	7.000	08/15/2023	08/15/2017	A	1,076,190
1,085,000	Frisco, TX Community Devel. Corp.[1]	5.000	02/15/2028	02/15/2026	A	1,342,655
150,000	Grapevine-Colleyville, TX Independent School District[1]	5.000	08/15/2026	08/15/2016	A	152,640
1,020,000	Harris County, TX GO1	5.000	08/15/2030	08/15/2022	A	1,205,661
1,000,000	Harris County-Houston, TX Sports Authority[1]	5.000	11/15/2030	11/15/2024	A	1,178,580
500,000	Harris County-Houston, TX Sports Authority[1]	5.000	11/15/2027	11/15/2024	A	603,675
1,000,000	Harris County-Houston, TX Sports Authority[1]	5.000	11/15/2028	11/15/2024	A	1,189,390
250,000	Houston, TX Higher Education Finance Corp. (Kipp)[1]	5.000	08/15/2029	08/15/2025	A	306,553
20,000	Huntsville, TX GO COP[1]	5.000	08/15/2023	04/30/2016	A	20,078
1,410,000	Lancaster, TX Independent School District[1]	5.000	02/15/2032	02/15/2025	A	1,667,960
35,000	Newark, TX Cultural Education Facilities Finance Corp.[1]	7.250	08/15/2021	08/15/2016	A	36,576
500,000	North TX Tollway Authority[1]	5.000	01/01/2031	01/01/2024	A	582,955
1,335,000	Northwest, TX Independent School District[1]	5.000	02/15/2030	02/15/2025	A	1,631,143
100,000	St. George Place, TX Redevel. Authority	5.350	09/01/2018	04/30/2016	A	100,390
2,755,000	TX GO1	5.000	08/01/2027	08/01/2021	A	3,276,466
30,000	TX GO	5.250	08/01/2035	04/30/2016	A	30,120
1,000,000	TX Lower Colorado River Authority[1]	5.000	05/15/2027	05/15/2022	A	1,176,720
500,000	TX Municipal Gas Acquisition & Supply Corp.[1]	5.000	12/15/2026	12/15/2022	A	577,045
85,000	TX Municipal Gas Acquisition & Supply Corp.[1]	5.625	12/15/2017	06/18/2017	B	88,945
2,650,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250	12/15/2026	08/04/2023	B	3,287,802

25    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Texas (Continued)
$150,000	TX Public Finance Authority (Texas Southern University)[1]	5.500%	05/01/2018	05/01/2018		$160,410
665,000	Viridian, TX Municipal Management District[1]	6.000	12/01/2029	12/01/2024	A	842,555
920,000	Viridian, TX Municipal Management District[1]	6.000	12/01/2030	12/01/2024	A	1,164,683
1,005,000	Viridian, TX Municipal Management District[1]	6.000	12/01/2029	12/01/2024	A	1,273,335
500,000	Viridian, TX Municipal Management District[1]	6.000	12/01/2030	12/01/2024	A	632,980
						26,801,622
Vermont—1.2%
1,000,000	Burlington, VT Airport, Series A1	5.000	07/01/2030	07/01/2024	A	1,158,630
250,000	Burlington, VT GO1	5.000	11/01/2027	11/01/2022	A	289,055
250,000	Burlington, VT GO1	5.000	11/01/2021	11/01/2021		296,687
500,000	VT Educational & Health Buildings Financing Agency (Middlebury College)[1]	5.000	11/01/2028	11/01/2022	A	599,760
						2,344,132
Washington—3.4%
25,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600	03/01/2028	04/30/2016	A	25,008
3,000,000	King County, WA GO1	5.000	12/01/2029	12/01/2025	A	3,757,950
1,500,000	WA GO1	5.000	02/01/2030	02/01/2026	A	1,862,025
500,000	WA Health Care Facilities Authority (Central Washington Health Services Association)[1]	5.000	07/01/2030	07/01/2025	A	569,610
500,000	WA Hsg. Finance Commission (Heron’s Key)	6.000	07/01/2025	08/13/2023	B	526,030
						6,740,623
West Virginia—0.0%
20,000	Randolph County, WV County Commission Health System (Davis Health System)[1]	5.200	11/01/2021	04/30/2016	A	20,071
Wisconsin—0.3%
500,000	WI H&EFA (Marshfield Clinic)1	5.000	02/15/2028	02/15/2022	A	573,265
Total Investments, at Value (Cost $191,075,629)—99.0%						197,671,433
Net Other Assets (Liabilities)—1.0						2,048,811

Net Assets—100.0%						$199,720,244

Footnotes to Statement of Investments

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Optional call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

C. Average life due to mandatory, or expected, sinking fund principal payments prior to applicable optional call date.

26    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Footnotes to Statement of Investments (Continued)

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

3. Represents the current interest rate for a variable or increasing rate security.

4. Zero coupon bond reflects effective yield on the date of purchase.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

To simplify the listings of securities, abbreviations are used per the table below:

ABHS	Alexian Brothers Health System
ABMC	Alexian Brothers Medical Center
ABSJ	Alexian Brothers of San Jose
AMCtr	Aroostook Medical Center
AVM	Alexian Village of Milwaukee
AVT	Alexian Village of Tennessee
BH	Bridgton Hospital
CAHA	Capital Area Health Associates
CDA	Communities Devel. Authority
CHCW	Catholic Healthcare West
COP	Certificates of Participation
DA	Dormitory Authority
EDA	Economic Devel. Authority
EDFA	Economic Devel. Finance Authority
FMemH	Franklin Memorial Hospital
GHlthS	Greenville Health System
GHospS	Greenville Hospital System
GINNE	Goodwill Industries of Northern New England
GO	General Obligation
GPH	GHS Partners in Health
GRMC	Guadalupe Regional Medical Center
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HDC	Housing Devel. Corp.
HE&HFB	Higher Educational and Housing Facility Board
HEBA	Higher Education Building Authority
HEFA	Higher Education Facilities Authority
HEFFA	Higher Educational Facilities Finance Authority
IDA	Industrial Devel. Agency
JFK	John Fitzgerald Kennedy
JP	Jenner’s Pond
L.I.	Long Island
MDIH	Mount Desert Island Hospital
MFS	Messiah Family Services
Mhome	Messiah Home
MHosp	Mercy Hospital
ML	Messiah Lifeways
MLCSS	Messiah Lifeways Community Support Services
MTA	Metropolitan Transportation Authority
NY/NJ	New York/New Jersey
NYC	New York City

27    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

NYS	New York State
RCHC	Rumford Community Home Corporation
RCMC	Rush-Copley Medical Center
RIH	Rhode Island Hospital
RNSMC	Rush North Shore Medical Center
RUMC	Rush University Medical Center
SHouse	Simpson House
SJH	St. Joseph Hospital
SM	Simpson Meadows
SMRMC	St. Mary’s Regional Medical Center
SMSvcs	Simpson Management Services
SRC	Simpson Retirement Communities
SSS	Simpson Senior Services
TASC	Tobacco Settlement Asset-Backed Bonds
TCS	Third Century Services
TEFOTG	The Endowment Fund of the Greenville
TMH	The Miriam Hospital
UNE	University of New England
USF	University of South Florida

See accompanying Notes to Financial Statements.

28    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2016 Unaudited

Assets
Investments, at value (cost $191,075,629) —see accompanying statement of investments	$197,671,433
Cash	137,681
Receivables and other assets:
Interest	2,626,179
Investments sold on a when-issued or delayed delivery basis	1,235,456
Shares of beneficial interest sold	610,930
Other	59,446

Total assets	202,341,125
Liabilities
Payables and other liabilities:
Payable for borrowings (See Note 9)	500,000
Investments purchased	1,070,600
Shares of beneficial interest redeemed	893,494
Dividends	87,426
Distribution and service plan fees	35,152
Shareholder communications	8,636
Trustees’ compensation	2,126
Interest expense on borrowings	846
Other	22,601

Total liabilities	2,620,881
Net Assets	$199,720,244

Composition of Net Assets
Par value of shares of beneficial interest	$45,207
Additional paid-in capital	194,578,603
Accumulated net investment income	55,480
Accumulated net realized loss on investments	(1,554,850)
Net unrealized appreciation on investments	6,595,804

Net Assets	$199,720,244

29    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $129,743,474 and 29,364,480 shares of beneficial interest outstanding)	$4.42
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$4.52

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $37,290,499 and 8,450,051 shares of beneficial interest outstanding)	$4.41

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $32,686,271 and 7,392,562 shares of beneficial interest outstanding)	$4.42

See accompanying Notes to Financial Statements.

30    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2016 Unaudited

Investment Income
Interest	$2,747,693
Expenses
Management fees	507,853
Distribution and service plan fees:
Class A	141,185
Class C	154,567
Transfer and shareholder servicing agent fees:
Class A	56,655
Class C	15,460
Class Y	12,527
Shareholder communications:
Class A	5,245
Class C	2,409
Class Y	1,140
Borrowing fees	58,520
Trustees’ compensation	1,474
Interest expense on borrowings	1,179
Custodian fees and expenses	335
Other	29,190

Total expenses	987,739
Less waivers and reimbursements of expenses	(30,903)

Net expenses	956,836
Net Investment Income	1,790,857
Realized and Unrealized Gain
Net realized gain on investments	394,724
Net change in unrealized appreciation/depreciation on investments	4,345,669
Net Increase in Net Assets Resulting from Operations	$6,531,250

See accompanying Notes to Financial Statements.

31    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
Operations
Net investment income	$1,790,857	$1,871,392
Net realized gain (loss)	394,724	(420,282)
Net change in unrealized appreciation/depreciation	4,345,669	1,203,444
Net increase in net assets resulting from operations	6,531,250	2,654,554
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,262,483)	(1,457,822)
Class C	(225,359)	(309,626)
Class Y	(305,846)	(281,069)
	(1,793,688)	(2,048,517)
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	32,585,663	50,004,417
Class C	10,736,778	12,752,662
Class Y	11,402,616	12,844,309
	54,725,057	75,601,388
Net Assets
Total increase	59,462,619	76,207,425
Beginning of period	140,257,625	64,050,200
End of period (including accumulated net investment income of $55,480 and $58,311, respectively)	$199,720,244	$140,257,625

See accompanying Notes to Financial Statements.

32    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]	Period Ended September 30, 2011[1,3]

Per Share Operating Data
Net asset value, beginning of period	$4.29	$4.28	$4.08	$4.33	$4.17	$4.06

Income (loss) from investment operations:
Net investment income[4]	0.05	0.10	0.13	0.12	0.12	0.11
Net realized and unrealized gain (loss)	0.13	0.02	0.19	(0.25)	0.18	0.09

Total from investment operations	0.18	0.12	0.32	(0.13)	0.30	0.20

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.11)	(0.12)	(0.12)	(0.13)	(0.09)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.05)	(0.11)	(0.12)	(0.12)	(0.14)	(0.09)

Net asset value, end of period	$4.42	$4.29	$4.28	$4.08	$4.33	$4.17

Total Return, at Net Asset Value[5]	4.17%	2.94%	7.78%	(3.18)%	7.27%	4.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$129,743	$93,966	$43,489	$47,315	$31,833	$12,132

Average net assets (in thousands)	$113,595	$55,240	$46,841	$49,397	$21,991	$7,370

Ratios to average net assets:[6]
Net investment income	2.22%	2.42%	3.00%	2.78%	2.90%	3.32%
Expenses excluding specific expenses listed below	0.99%	1.03%	1.06%	1.05%	1.14%	1.46%
Interest and fees from borrowings	0.07%	0.15%	0.14%	0.05%	0.03%	0.01%

Total expenses	1.06%	1.18%	1.20%	1.10%	1.17%	1.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	1.09%	1.09%	1.00%	0.98%	0.96%

Portfolio turnover rate	14%	56%	40%	33%	17%	84%

33    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. On August 21, 2015, the Fund effected a share split as described in Note 10 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3. For the period from December 6, 2010 (commencement of operations) to September 30, 2011.

4. Per share amounts calculated based on the average shares outstanding during the period.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

34    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Class C	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]	Period Ended September 30, 2011[1,3]

Per Share Operating Data
Net asset value, beginning of period	$4.29	$4.28	$4.08	$4.33	$4.16	$4.06

Income (loss) from investment operations:
Net investment income[4]	0.03	0.07	0.09	0.09	0.09	0.09
Net realized and unrealized gain (loss)	0.12	0.02	0.19	(0.25)	0.18	0.07

Total from investment operations	0.15	0.09	0.28	(0.16)	0.27	0.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.08)	(0.08)	(0.09)	(0.10)	(0.06)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00[5]	0.00

Total dividends and/or distributions to shareholders	(0.03)	(0.08)	(0.08)	(0.09)	(0.10)	(0.06)

Net asset value, end of period	$4.41	$4.29	$4.28	$4.08	$4.33	$4.16

Total Return, at Net Asset Value[6]	3.54%	2.23%	6.95%	(3.86)%	6.44%	4.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,291	$25,703	$12,842	$11,010	$9,905	$1,005

Average net assets (in thousands)	$31,015	$16,536	$11,648	$13,360	$4,762	$418

Ratios to average net assets:[7]
Net investment income	1.44%	1.66%	2.21%	2.00%	2.06%	2.61%
Expenses excluding specific expenses listed below	1.75%	1.79%	1.85%	1.85%	2.10%	3.74%
Interest and fees from borrowings	0.07%	0.15%	0.14%	0.05%	0.03%	0.01%

Total expenses	1.82%	1.94%	1.99%	1.90%	2.13%	3.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.80%	1.87%	1.87%	1.78%	1.76%	1.74%

Portfolio turnover rate	14%	56%	40%	33%	17%	84%

35    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. On August 21, 2015, the Fund effected a share split as described in Note 10 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3. For the period from December 6, 2010 (commencement of operations) to September 30, 2011.

4. Per share amounts calculated based on the average shares outstanding during the period.

5. Less than $0.005 per share.

6. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

7. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

36    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Class Y	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]	Period Ended September 30, 2011[1,3]

Per Share Operating Data
Net asset value, beginning of period	$4.30	$4.28	$4.08	$4.33	$4.17	$4.06

Income (loss) from investment operations:
Net investment income[4]	0.05	0.12	0.13	0.13	0.13	0.12
Net realized and unrealized gain (loss)	0.12	0.02	0.19	(0.25)	0.18	0.08

Total from investment operations	0.17	0.14	0.32	(0.12)	0.31	0.20

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.12)	(0.12)	(0.13)	(0.14)	(0.09)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.05)	(0.12)	(0.12)	(0.13)	(0.15)	(0.09)

Net asset value, end of period	$4.42	$4.30	$4.28	$4.08	$4.33	$4.17

Total Return, at Net Asset Value[5]	4.04%	3.41%	8.01%	(2.95)%	7.50%	5.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,686	$20,589	$7,719	$3,543	$1,979	$241

Average net assets (in thousands)	$25,165	$9,772	$4,089	$3,326	$1,033	$149

Ratios to average net assets:[6]
Net investment income	2.43%	2.69%	3.17%	3.02%	3.02%	3.65%
Expenses excluding specific expenses listed below	0.74%	0.80%	0.80%	0.78%	0.99%	2.78%
Interest and fees from borrowings	0.07%	0.15%	0.14%	0.05%	0.03%	0.01%

Total expenses	0.81%	0.95%	0.94%	0.83%	1.02%	2.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.87%	0.87%	0.78%	0.76%	0.74%

Portfolio turnover rate	14%	56%	40%	33%	17%	84%

37    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. On August 21, 2015, the Fund effected a share split as described in Note 10 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3. For the period from December 6, 2010 (commencement of operations) to September 30, 2011.

4. Per share amounts calculated based on the average shares outstanding during the period.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

38    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2016 Unaudited

1. Organization

Oppenheimer Rochester Intermediate Term Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

39    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

    The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended September 30, 2015, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended September 30, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

40    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Expiring
No expiration	$1,949,573

At period end, it is estimated that the capital loss carryforwards would $1,554,849, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $394,724 of capital loss carryforward to offset realized capital gains.

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$191,075,629

Gross unrealized appreciation	$6,696,315
Gross unrealized depreciation	(100,511)

Net unrealized appreciation	$6,595,804

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for

41    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below: Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

42    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

3. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

43    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$697,446	$—	$697,446
Alaska	—	342,745	—	342,745
Arizona	—	4,236,717	—	4,236,717
California	—	35,469,443	—	35,469,443
Colorado	—	546,405	—	546,405
Connecticut	—	3,494,808	—	3,494,808
District of Columbia	—	407,137	—	407,137
Florida	—	11,579,071	—	11,579,071
Georgia	—	3,424,154	—	3,424,154
Illinois	—	13,440,290	—	13,440,290
Indiana	—	2,800,170	—	2,800,170
Iowa	—	1,261,072	—	1,261,072
Kansas	—	1,186,550	—	1,186,550
Kentucky	—	3,572,881	—	3,572,881
Louisiana	—	2,163,615	—	2,163,615
Maine	—	10,040	—	10,040
Maryland	—	885,918	—	885,918
Massachusetts	—	556,985	—	556,985

44    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes (Continued)
Michigan	$—	$7,703,544	$—	$7,703,544
Minnesota	—	517,000	—	517,000
Mississippi	—	1,673,840	—	1,673,840
Missouri	—	3,267,886	—	3,267,886
Nebraska	—	101,371	—	101,371
Nevada	—	797,038	—	797,038
New Jersey	—	16,149,803	—	16,149,803
New Mexico	—	627,138	—	627,138
New York	—	12,463,945	—	12,463,945
North Carolina	—	1,415,461	—	1,415,461
Ohio	—	3,704,935	—	3,704,935
Oklahoma	—	2,063,880	—	2,063,880
Oregon	—	336,876	—	336,876
Pennsylvania	—	14,763,229	—	14,763,229
Rhode Island	—	3,836,880	—	3,836,880
South Carolina	—	4,121,590	—	4,121,590
South Dakota	—	635,206	—	635,206
Tennessee	—	936,651	—	936,651
Texas	—	26,801,622	—	26,801,622
Vermont	—	2,344,132	—	2,344,132
Washington	—	6,740,623	—	6,740,623
West Virginia	—	20,071	—	20,071
Wisconsin	—	573,265	—	573,265

Total Assets	$—	$197,671,433	$—	$197,671,433

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The

45    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$1,235,456

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

46    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

5. Market Risk Factors (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares		Amount
Class A
Sold	11,913,837	$51,969,972	6,036,173		$70,287,230
Dividends and/or distributions reinvested	262,293	1,145,372	157,159		1,346,670
Redeemed	(4,702,596)	(20,529,681)	(2,039,037)		(21,629,483)
Shares tendered from share split	—	—	14,350,095	[1]	—

Net increase	7,473,534	$32,585,663	18,504,390		$50,004,417

Class C
Sold	3,233,213	$14,132,911	1,505,685		$16,909,013
Dividends and/or distributions reinvested	47,243	206,249	32,679		289,136
Redeemed	(825,725)	(3,602,382)	(427,029)		(4,445,487)
Shares tendered from share split	—	—	3,882,714	[1]	—

Net increase	2,454,731	$10,736,778	4,994,049		$12,752,662

Class Y
Sold	3,690,427	$16,173,476	2,990,656		$19,152,195
Dividends and/or distributions reinvested	66,612	291,257	28,038		267,219
Redeemed	(1,158,048)	(5,062,117)	(618,353)		(6,575,105)
Shares tendered from share split	—	—	1,792,266	[1]	—

Net increase	2,598,991	$11,402,616	4,192,607		$12,844,309

1. As of the close of August 21, 2015, the Fund implemented a share split which resulted in an addition of shares. See Note 10.

47    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$76,226,207	$23,142,642

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

The Fund’s effective management fee for the reporting period was 0.60% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the

48    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund also pays a service fee under the Plan at an annual rate of 0.25% of daily net assets. The Plan continues in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

49    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
March 31, 2016	$8,269	$4,656

Waivers and Reimbursements of Expenses. The Manager has voluntary agreed to waive fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding interest and fees from borrowings, will not exceed 0.95% of average annual net assets for Class A shares, 1.73% of average annual net assets for Class C shares and 0.73% of average annual net assets for Class Y shares. During the reporting period, the Manager reimbursed $25,573, $3,452 and $1,878 for Class A, Class C and Class Y shares, respectively.

    Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

    The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

    The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

50    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

    The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.5875% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.06% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

    At period end, the Fund had borrowings outstanding at an interest rate of 0.5875%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$466,667
Average Daily Interest Rate	0.473%
Fees Paid	$52,591
Interest Paid	$746

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

    The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured

51    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.

    The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

    The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$5,297

10. Share Split

As of the close of business on August 21, 2015, the Fund implemented a 3 for 1 share split. This share split effectively increased the number of outstanding shares for the Fund. As a result, shareholders’ accounts reflect additional shares with a lower net asset value per share. While the number of shares increased, neither the Fund’s holdings nor the total value of shareholders’ investments was affected. Per share data in the financial highlights prior to August 21, 2015, has been adjusted to give effect to this share split.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion

52    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

11. Pending Litigation (Continued)

to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

    OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

53    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

54    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Rochester Intermediate Term Municipal Fund	11/24/15	99.2%	0.8%	0.0%
Oppenheimer Rochester Intermediate Term Municipal Fund	3/22/16	91.8%	0.0%	8.2%

55    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved.

56    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

57    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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63    OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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oppenheimerfunds.com

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800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0636.001.0316 May 27, 2016

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Intermediate Term Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 5/13/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 5/13/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date: 5/13/2016